GOLDMAN SACHS TRUST II

Institutional Shares of the Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated September 27, 2017 to the

Prospectus dated February 28, 2017

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Wellington Management Company LLP will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Causeway Capital Management LLC (“Causeway”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Boston Partners Global Investors, Inc. (“Boston Partners”), Russell Investments Implementation Services, LLC (“RIIS”), Scharf Investments, LLC (“Scharf”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added after “WCM Investment Management” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over eighty years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. The firm has approximately $1,040 billion of assets under management as of September 1, 2017. With respect to the Fund, the firm manages an allocation of emerging markets equity securities. Wellington’s strategy seeks to systemically exploit behavioral inefficiencies in prices based on value, quality, momentum and special situation factors.

The following sentence is added to the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

For certain Underlying Managers of the Multi-Manager Global Equity Fund, a discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements will be available in the Fund’s annual report for the period ended October 31, 2017.

This Supplement should be retained with your Prospectus for future reference.

SMACPMCHG 09-17